Integrity Fund of Funds, Inc.	[Logo]

Summary Prospectus || May 7, 2012
Ticker: IFOFX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated May 1, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

The Fund seeks long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees			0.90%
Distribution and Service (12b-1) Fees			None
Other Expenses			1.24%
	Miscellaneous Expenses	0.99%
	Service Fees	0.25%
Acquired Fund Fees and Expenses(1)			0.51%
Total Annual Fund Operating Expenses			2.65%
Fee Waivers and Expense Reimbursements(2)			(0.67)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements			1.98%

(1)

The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2013 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and Acquired Fund Fees and Expenses) do not exceed 1.47% of the Fund's average daily net assets. This expense limitation agreement may only be terminated or modified prior to April 30, 2013 with the approval of the Fund's Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$503	$1,088	$1,432	$3,348

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$203	$788	$1,432	$3,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2.75% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified group of other registered open-end investment companies and exchange-traded funds ("ETFs") that, in turn, invest principally in equity securities, including domestic and foreign common and preferred stocks. The Fund invests in approximately 15 to 50 underlying funds that its investment adviser, Viking Fund Management, LLC (the "Investment Adviser") believes will advance the objective of the Fund. In selecting underlying funds, the Investment Adviser considers the underlying funds' objectives, policies, performance, and management as well as their overall operations (such as size, fees and expenses, and services). The Fund normally invests in underlying funds that, based on such funds' disclosure documents, constitute growth, aggressive growth, or growth-income funds; invest in companies with a market capitalization of over $500 million and invest a portion of their assets in fixed-income securities that are investment grade quality; and have had favorable performance returns compared to other similar funds and market indices. The Investment Adviser may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet the Investment Adviser's investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or the Investment Adviser believes that the security has reached its appreciation potential.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The assets of the Fund are invested in other investment companies, so the investment performance and risks of the Fund are directly related to the investment performance and risks of the underlying funds held. The risks of the underlying funds include market risk (which is the risk that a particular stock, an industry, or stocks in general may fall in value), interest rate risk (which is the risk that the value of an underlying fund's portfolio will decline because of rising market interest rates), income risk (which is the risk that the income from an underlying fund's portfolio will decline because of falling market interest rates), credit risk (which is the risk that an issuer of a debt security is unable or unwilling to meet its obligation to make interest and principal payments in a timely manner), inflation risk (which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money) and, to the extent that the Fund invests in underlying funds that invest in foreign securities, foreign investment risks (which include certain risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments, less regulation, and less information). The Fund also bears the risks that the underlying funds may not perform as well as the general market and that the value of the Fund's assets and income from investments may decrease as inflation increases. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds held to meet their objectives as well as the allocation among those underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved.

A basic risk associated with the Fund relates to the emphasis placed on the judgment of the Investment Adviser in assembling the portfolios of underlying funds. The reliance on the Investment Adviser's judgment exposes the investor to the risk that the Investment Adviser could be incorrect in its evaluations and assumptions and as a result may make allocation decisions that may not prove profitable.

The Fund and the underlying funds have transactional and operating expenses. An investor in the Fund will bear not only his or her proportionate share of the Fund's expenses, but also the similar expenses of the funds in which the Fund invests. By investing in other mutual funds, the Fund incurs greater expenses than you would incur if you invested directly in mutual funds.

The value of the underlying funds' investments, and net asset value ("NAV") of both the underlying funds' and the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the underlying funds invest. The performance of each underlying fund also will depend on whether the underlying fund's investment adviser is successful in pursuing the underlying fund's investment strategy. In addition, the investment advisers of the underlying funds may simultaneously pursue inconsistent investment strategies.

If an underlying fund invests in options and/or futures including stock index futures or options on stock indices or on stock index futures, its participation in these strategies would subject the underlying fund's portfolio to certain risks. If the underlying fund investment adviser's predictions of movements in the direction of the stock, currency, or interest rate markets are inaccurate, the adverse consequences to the underlying fund (e.g., a reduction in the underlying fund's net asset value or a reduction in the amount of income available for distribution) may leave the underlying fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indices being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options (options negotiated with dealers) and there is no secondary market for these investments.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund's performance from year to year. The table below shows the Fund's average annual returns for 1, 5, and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Prior to August 1, 2009, the Fund was managed by Integrity Money Management, Inc. Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. However, the Fund's lead portfolio manager was previously an employee of Integrity Money Management, Inc. and is currently an employee of Viking Fund Management, LLC.

The bar chart and highest/lowest quarterly returns that follow do not reflect the Fund's contingent deferred sales charges, and if these charges were reflected, the returns would be less than those shown.

Per Share Total Return per Calendar Year (bar chart)
2002	-21.18%
2003	28.66%
2004	9.39%
2005	7.21%
2006	14.12%
2007	6.85%
2008	-38.45%
2009	32.03%
2010	11.77%
2011	-4.03%

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.43% (quarter ended December 31, 2008).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Average Annual Total Returns (for the periods ended December 31, 2011)
	1 Year	5 Years	10 Years	Since Inception (January 3, 1995)
Return Before Taxes	-6.90%	-1.41%	2.37%	4.07%
Return After Taxes
On Distributions	-6.91%	-1.43%	2.36%	3.40%
On Distributions and Sale of Fund Shares	1.27%	-0.90%	2.05%	3.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	8.09%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Monte Avery, Senior Portfolio Manager, is the Fund's lead portfolio manager and has served as the Fund's portfolio manager since September 2002 and, prior to then, served as its portfolio manager from January 1996 until September 2001. Shannon D. Radke, President of Viking Fund Management, LLC, began serving as the Fund's co-portfolio manager in May 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase or redeem shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase amount for the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.